UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2007

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file Number)	Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6127
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01 - Regulation FD Disclosure

The following information is disclosed pursuant to Item 7.01- Regulation FD Disclosure:

Atached as Exhibit 99 is a presentation by Rowan Companies, Inc. on May 17, 2007.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

99	Presentation of Rowan Companies, Inc. dated May 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ROWAN COMPANIES, INC.

                                                                By: /s/ W. H. WELLS_________________
                             W. H. Wells,
                          Vice President - Finance and Chief Financial Officer (Principal Financial Officer)

Dated: May 17, 2007

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description

99	Presentation of Rowan Companies, Inc. dated May 17, 2007